UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

EARLE M. JORGENSEN COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7537 (Commission File Number)	65-1269024 (I.R.S. Employer Identification Number)
10650 Alameda Street
Lynwood, California 90262
(Address of principal executive offices)
(323) 567-1122
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 99.1
EXHIBIT 99.2

Item 3.03. Material Modification to Rights of Security Holders
     Pursuant to an Offer to Purchase and Consent Solicitation Statement dated October 12, 2006 (the “Offer to Purchase”), Earle M. Jorgensen Company (the “Company”) commenced a tender offer to purchase for cash any and all of its outstanding 9 3/4% Senior Secured Notes due 2012 (CUSIP No. 480829AE0) (“Notes”) and a related consent solicitation to amend the Indenture dated May 22, 2002 with respect to the Notes and certain other agreements relating to the Notes. Notes in the aggregate principal amount of $249,995,000 are outstanding.
     On October 26, 2006, the Company’s parent corporation, Reliance Steel & Aluminum Co. (“Reliance”), announced that, as of 5:00 p.m., New York City time, on October 25, 2006 (the “Consent Date”), holders of approximately $249.7 million in aggregate principal amount of Notes had tendered their Notes pursuant to the tender offer. This participation represents approximately 99.9% of the total principal amount of Notes outstanding and, since any Notes tendered prior to the Consent Date may not be withdrawn, the Company has received the requisite consents to adopt the proposed amendments pursuant to the consent solicitation, if all such tendered Notes are accepted by the Company.
     On October 26, 2006, the Company and The Bank of New York Trust Company, as Trustee, entered into a supplemental indenture (the “Second Supplemental Indenture”) to the Indenture, Amendment No. 1 to the Security Agreement dated May 22, 2002 with respect to the Notes (“Amendment No. 1 to Security Agreement”) and Amendment No. 1 to the Intercreditor Agreement dated May 22, 2002 with respect to the Notes (“Amendment No. 1 to Intercreditor Agreement”). The provisions of the Second Supplemental Indenture, Amendment No. 1 to Security Agreement and Amendment No. 1 to Intercreditor Agreement will become effective upon the Company’s acceptance of the Notes tendered in the tender offer and will eliminate substantially all of the restrictive covenants contained in the Indenture and the Notes (other than the covenants related to asset sales and change of control offers), certain events of default and the security interest that holders of the Notes have in the Company’s assets, all as described in the Offer to Purchase.
     The foregoing description is qualified in its entirety by reference to the full text of Reliance’s press release issued on October 26, 2006, the Offer to Purchase, the Second Supplemental Indenture, Amendment No. 1 to Security Agreement and Amendment No. 1 to the Intercreditor Agreement, which are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2, 4.1, 4.2, and 4.3, respectively.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
     N/A

(b) Pro Forma Financial Information.
     N/A
(c) Exhibits.

4.1	Form of Second Supplemental Indenture
4.2	Form of Amendment No. 1 to Security Agreement
4.3	Form of Amendment No. 1 to the Intercreditor Agreement
99.1	Reliance’s press release issued on October 26, 2006
99.2	Offer to Purchase

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 31, 2006

EARLE M. JORGENSEN COMPANY
By:	/s/ William S. Johnson
William S. Johnson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

4.1	Form of Second Supplemental Indenture

4.2	Form of Amendment No. 1 to Security Agreement

4.3	Form of Amendment No. 1 to the Intercreditor Agreement

99.1	Reliance’s press release issued on October 26, 2006

99.2	Offer to Purchase